Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer of Approach Resources Inc.

(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Approach Resources Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sergei Krylov, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

APPROACH RESOURCES INC.

Date:	May 10, 2019	/s/ Sergei Krylov
Sergei Krylov
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)